IVY FUNDS

Macquarie Real Estate Securities Fund (formerly, Delaware Real Estate Securities Fund)
(the “Fund”)

Supplement to the Fund’s Summary Prospectus dated July 31, 2024, as amended

Effective immediately, the following replaces the section of the Fund’s summary prospectus entitled “Who manages the Fund?”:

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Portfolio manager	Title with Delaware Management Company	Start date on the Fund
Matthew Hodgkins	Senior Vice President, Head of Americas Listed Real Estate	July 2022

Sub-advisors

Macquarie Investment Management Global Limited (MIMGL)

Portfolio managers	Title with MIMGL	Start date on the Fund
James Maydew*	Managing Director, Head of Global Listed Real Assets	July 2022
Jessica Koh	Senior Vice President, Head of Asian Listed Real Estate	July 2022
*James Maydew is the lead portfolio manager responsible for the day-to-day management of the Fund.

Macquarie Investment Management Europe Limited

Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in a fund or acting on a distribution check (if applicable).

Delaware Management Company is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

Please keep this Supplement for future reference.

This Supplement is dated May 28, 2025.